UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 17, 2015

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981	20-8610073
(Commission File Number)	(IRS Employer Identification No.)

101 W. Renner Rd., Suite 280
Richardson, TX	75082
(Address of principal executive offices)	(Zip Code)

(800) 378-2297

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On August 17, 2015, Blue Calypso, Inc. (the “Company”) entered into a settlement agreement (the “Agreement”) with IZEA, Inc. (“IZEA”), pursuant to which it settled all outstanding litigation with IZEA. Under the Agreement, IZEA has agreed to pay the Company a royalty fee of 4.125% of revenue from IZEA’s discontinued legacy platforms SocialSpark, Sponsored Tweets and WeReward. On August 18, 2015, the Company issued a press release announcing the settlement, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibit.

(d)	Exhibits

99.1	Press Release, dated August 18, 2015, issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date: August 19, 2015	By:	/s/ Andrew Levi
Andrew Levi
Chief Executive Officer
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